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                                                                   Exhibit 10.23

                                JOINDER AGREEMENT

            Joinder Agreement, dated August 14, 1995, between Karabu Corp., a Delaware corporation ("Karabu") and Global Discount Travel Services LLC, a Nevada limited liability company ("New Party").

            WHEREAS, Karabu is a party to that certain Karabu Ticket Program Agreement, dated as of June 14, 1995 (the "Ticket Agreement") between Karabu and Trans World Airlines, Inc. ("TWA"); and

            WHEREAS, pursuant to Section 18 any one or more Icahn Entities (as defined in the Agreement) may, by executing and delivering this Agreement, be joined as a party to the Ticket Agreement as if an original signatory thereto; and

            WHEREAS, New Party is an Icahn Entity and desires to become a party to the Ticket Agreement;

            NOW THEREFORE, the parties hereto desiring to be legally bound, hereby agree as follows:

            1. New Party elects to be joined as a party to the Ticket Agreement as if an original signatory thereto and shall be bound by all to the terms, conditions and restrictions thereof.

            2. New Party represents that it is an Icahn Entity as defined in the Ticket Agreement.

            3. Karabu shall remain liable for all of its obligations related to the Ticket Programs described in the Ticket Agreement notwithstanding the joiner of New Party as a party to the Ticket Agreement.

            4. New Party's address for the purpose of receiving notices pursuant to the Ticket Agreement is:

                  4052 South Industrial Road
                  Las Vegas, Nevada 89103
                  Attention:  Mr. Terry O'Neal

                  with copies to:

                  Icahn Associates Corp.
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                  114 West 47th Street, 19th Floor
                  New York,New York 10036
                  Attention:  Mr. Robert J. Mitchell

                  Gordon Altman Butowsky
                    Weitzen Shalov & Wein
                  114 West 47th Street, 21st Floor
                  New York,New York 10036
                  Attention:  Douglas S. Rich, Esq.

            5. This Agreement shall be governed by the laws of the State of New York.

            IN WITNESS WHEREOF, the parties hereto have caused the execution of this Agreement on the day first above written.

                                        KARABU CORP.

                                        By:_____________________________________
                                        Its: Assistant Secretary

                                        Global Discount Travel
                                          Services LLC

                                        By: Karabu Corp., Member

                                        By:_____________________________________
                                        Its: Assistant Secretary


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